                     CLASS 4 SECURITY AGREEMENT AND MORTGAGE
                            - TRADEMARKS AND PATENTS

      AGREEMENT (this "Agreement"), dated as of May 12, 1997, between Andover Togs, Inc., a Delaware corporation ("Debtor"), having an office at 1333 Broadway, New York, New York 10018 and M.J. SHERMAN & ASSOCIATES, INC., as Collateral Trustee (as defined in the Plan described below and referred to herein as "Secured Party") for the benefit of the holders of Allowed General Unsecured Claims (as defined in the Plan).

                              W I T N E S S E T H:

   WHEREAS, Debtor has adopted the terms and designs described in Schedule A annexed hereto and made a part hereof;

   WHEREAS, Debtor is the owner and holder of the patents described in Schedule B annexed hereto and made a part hereof;

   WHEREAS, pursuant to and in accordance with the terms of the Joint Plan of Reorganization of Andover Togs, Inc., Debtor, Springdale Fashions, Inc., Debtor, Tortoni Manufacturing Corp., Debtor, and Stonehenge Financial Corp., Debtor, which was confirmed by the United States Bankruptcy Court for the Southern District of New York on April 10, 1997 (as from time to time amended, the "Plan"), Andover Togs, Inc. has executed and delivered in favor of the Collateral Trustee, for the benefit of the holders of the Allowed General Unsecured Claims, the Class 4 Note (as defined in the Plan);

   WHEREAS, pursuant to and in accordance with the terms of the Plan, the Debtor has agreed to grant to the Collateral Trustee, for the benefit of the holders of the Allowed General Unsecured Claims, as security for the Class 4 Note and the other Obligations (as hereinafter defined), a second priority security interest in all personal property of the Debtor constituting Collateral (as hereinafter defined); and

   WHEREAS, Debtor (together with the other Debtors), and the Collateral Trustee have entered into a Note and Collateral Trust Agreement, dated as of the date hereof, (as amended, supplemented or modified from time to time, the "Note Agreement") pursuant to which the Collateral Trustee administer the Collateral for the benefit of the holders of Allowed General Unsecured Claims;

   NOW THEREFORE, IT IS AGREED that in consideration of the premises, and for other good and valuable consideration, the sufficiency and receipt of which is hereby acknowledged, as collateral security for the full and prompt payment and performance of the Class 4 Note and the other Obligations, Debtor does hereby mortgage to and pledge with the Secured Party and grant to the Secured Party a security interest in, all of its right, title and interest in and to (i) each of the Trademarks (as hereinafter defined), and the goodwill of the business symbolized by each of the Trademarks, all customer lists and other records of Debtor relating to the distribution of products bearing the Trademarks and each of the registrations described in Schedule A; (ii) each of the Patents (as hereinafter defined) and each of the registrations described in Schedule B hereto; and (iii) any and all proceeds of the foregoing, including without limitation, any claims by Debtor against third parties for infringement of the Trademarks or the Patents (collectively, the "Collateral");

      1. Terms defined in the Note Agreement and not otherwise defined herein, shall have the meaning set forth in the Note Agreement. As used in this Agreement, unless the context otherwise requires:

      "Patents" shall mean (i) all letters patent of the United States or any other country, all right, title and interest therein and thereto, and all registrations and recordings thereof, including, without limitation, applications, registrations and recordings in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, all whether now owned or hereafter acquired by Debtor, including, but not limited to, those described in Schedule B annexed hereto and made a part hereof, and
(ii) all reissues, continuations, continuations-in-part, extensions or divisions thereof and all licenses thereof.

      "Trademarks" shall mean (i) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos and other sources of business identifiers, and the goodwill associated therewith, now existing or hereafter adopted or acquired, all right, title and interest therein and thereto, and all registrations and recordings thereof, including, without limitation, applications, registrations and recordings in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof, or any other country or any political subdivision thereof, all whether now owned or hereafter acquired by Debtor, including, but not limited to, those described in Schedule A annexed hereto and made a part hereof, and (ii) all reissues, extensions or renewals thereof and all licenses thereof.

      2. Debtor hereby represents, warrants, covenants and agrees as follows:

      (a) Debtor has the sole, full and clear title to the registered U.S. Trademarks for the goods and services covered by the registrations thereof and such registrations are valid and subsisting and in full force and effect.

      (b) Debtor will perform all acts and execute all documents, including, without limitation, assignments for security in form suitable for filing with the United States Patent and Trademark Office, substantially in the forms of Exhibits 1 and 2 hereof, respectively, requested by the Secured Party at any time to evidence, perfect, maintain, record and enforce the Secured Party's interest in the Collateral or otherwise in furtherance of the provisions of this Agreement, and Debtor hereby authorizes the Secured Party to execute and file one or more financing statements (and similar documents) or copies thereof or of this Security Agreement with respect to the Collateral signed only by the Secured Party.

      (c) Except to the extent that (i) the Secured Party, upon prior written notice of Debtor, shall consent, or (ii) Debtor shall not have used a Trademark within the previous twelve months, Debtor (either itself or through licensees) will continue to maintain the Trademarks on each and every trademark class of goods applicable to its current line as reflected in its current catalogs, brochures and price lists in order to maintain the Trademarks in full force free from any claim of abandonment for nonuse and Debtor will not (and will not permit any licensee thereof to) do any act or knowingly omit to do any act whereby any Trademark may become invalidated.

      (d) Debtor has the sole, full and clear title to each of the Patents shown on Schedule B hereto and the registrations thereof are valid and subsisting and in full force and effect. None of the Patents has been abandoned or dedicated, and, except to the extent that the Secured Party, upon prior written notice by Debtor, shall consent, Debtor will not do any act, or omit to do any act, whereby the Patents may become abandoned or dedicated and shall notify the Secured Party immediately if it knows of any reason or has reason to know that any application or registration may become abandoned or dedicated.

      (e) Debtor will promptly pay the Secured Party for any and all sums, costs, and expenses which the Secured Party may pay or incur pursuant to the provisions of this Agreement or in enforcing the Obligations, the Collateral or the security interest granted hereunder, including, but not limited to, all filing or recording fees, court costs, collection charges, travel, and reasonable attorneys' fees, all of which together with interest at the highest rate then payable on the Obligations shall be part of the Obligations and be payable on demand.

      (f) In no event shall Debtor, either itself or through any agent, employee, licensee or designee, (i) file an application for the registration of any Patent or Trademark with the United States Patent and Trademark Office or any similar office or agency of the United States, any State thereof, any other country or any political subdivision thereof or (ii) file any assignment of any patent or trademark, which Debtor may acquire from a third party, with the United States Patent and Trademark Office or any similar office or agency of the United States, any State thereof, any other country or any political subdivision thereof, unless Debtor shall, on or prior to the date of such filing, notify the Secured Party thereof, and, upon request of the Secured Party, execute and deliver any and all assignments, agreements, instruments, documents and papers as the Secured Party may request to evidence the Secured Party's interest in such Patent or Trademark and the goodwill and general intangibles of Debtor relating thereto or represented thereby, and Debtor hereby constitutes the Secured Party its attorney-in-fact to execute and file all such writings for the foregoing purposes, all acts of such attorney being hereby ratified and confirmed; such power being coupled with an interest is irrevocable until the Obligations are paid in full.

      (g) Debtor has the right and power to make the assignment and to grant the security interest herein granted; and, except for the prior security interest of the Agent herein, the Collateral is not now, and at all times hereafter will not be, subject to any liens, mortgages, assignments, security interests or encumbrances of any nature whatsoever, except in favor of the Secured Party, and to the best knowledge of Debtor none of the Collateral is subject to any claim.

      (h) Except to the extent that Secured Party, upon prior written notice from Debtor, shall consent, Debtor will not assign, sell, mortgage, lease, transfer, pledge, hypothecate, grant a security interest in or lien upon, encumber, grant an exclusive or non-exclusive license, or otherwise dispose of any of the Collateral, except to the Agent, and nothing in this

Agreement shall be deemed a consent by the Secured Party to any such action except as expressly permitted herein.

      (i) As of the date hereof neither Debtor nor any affiliate or subsidiary thereof owns any Patents or Trademarks or has any Patents or Trademarks registered in, or the subject of pending applications in, the United States Patent and Trademark Office or any similar office or agency of the United States, any State thereof, any other country or any political subdivision thereof, other than those described in Schedules A and B hereto.

      (j) Debtor will take all necessary steps in any proceeding before the United States Patent and Trademark Office or any similar office or agency of the United States, any State thereof, any other country or any political subdivision thereof, to maintain each application and registration of the Trademarks and Patents, including, without limitation, filing of renewals, affidavits of use, affidavits of incontestability and opposition, interference and cancellation proceedings (except to the extent that dedication, abandonment or invalidation is permitted under paragraphs 2(c) and 2(d) hereof).

      (k) Debtor assumes all responsibility and liability arising from the use of the Trademarks, and Debtor hereby indemnifies and holds Secured Party harmless from and against any claim, suit, loss, damage or expense (including reasonable attorneys' fees) arising out of any alleged defect in any product manufactured, promoted or sold by Debtor (or any affiliate or subsidiary thereof) in connection with any Trademark or out of the manufacture, promotion, labeling, sale or advertisement of any such product by Debtor (or any affiliate or subsidiary thereof). Debtor agrees that Secured Party does not assume, and shall have no responsibility for, the payment of any sums due or to become due under any agreement or contract included in the Collateral or the performance of any obligations to be performed under or with respect to any such agreement or contract by Debtor, and Debtor hereby agrees to indemnify and hold the Secured Party harmless with respect to any and all claims by any person relating thereto.

      (l) Secured Party may, in its sole discretion, pay any amount or do any act required of Debtor hereunder or requested by Secured Party to preserve, defend, protect, maintain, record or enforce Debtor's obligations contained herein, the Obligations, the Collateral, or the right, title and interest granted Secured Party herein, and which Debtor fails to do or pay, and any such payment shall be deemed an advance by Secured Party to Debtor and shall be payable on demand together with interest at the highest rate then payable on the Obligations.

      (m) Debtor agrees that if it, or any affiliate or subsidiary thereof, learns of any use by any person of any term or design likely to cause confusion with any Trademark, it shall promptly notify Secured Party of such use and, if requested by Secured Party, shall join with Secured Party, at its expense, in such action as Secured Party, in its reasonable discretion, may deem advisable for the protection of Secured Party's interest in and to such Trademarks.

      (n) All licenses of its Trademarks and Patents which Debtor has granted to third parties are set forth in Schedule C hereto.

      3. Upon the occurrence of an Event of Default, in addition to all other rights and remedies of the Secured Party, whether under law, the Class 4 Documents or otherwise, all such rights and remedies being cumulative, not exclusive and enforceable alternatively, successively or concurrently, without (except as provided herein) notice to, or consent by, Debtor, the Secured Party shall have the following rights and remedies: (a) Debtor shall not make any further use of the Patents or the Trademarks or any mark similar thereto for any purpose; (b) the Secured Party may, at any time and from time to time, upon 10 days' prior notice to Debtor, license, whether general, special or otherwise, and whether on an exclusive or nonexclusive basis, any of the Patents or Trademarks, throughout the world for such term or terms, on such conditions, and in such manner, as the Secured Party shall in its sole discretion determine; (c) the Secured Party may (without assuming any obligations or liability thereunder), at any time, enforce (and shall have the exclusive right to enforce) against any licensee or sublicensee all rights and remedies of Debtor in, to and under any one or more license agreements with respect to the Collateral, and take or refrain from taking any action under any thereof, and Debtor hereby releases the Secured Party from, and agrees to hold the Secured Party free and harmless from and against any claims arising out of, any action taken or omitted to be taken with respect to any such license agreement; (d) the Secured Party may, at any time and from time to time, upon 10 days' prior notice to Debtor, assign, sell, or otherwise dispose of, the Collateral or any of it, either with or without special or other conditions or stipulations, with power to buy the Collateral or any part of it, and with power also to execute assurances, and do all other acts and things for completing the assignment, sale or disposition which the Secured Party shall, in its sole discretion, deem appropriate or proper; and (e) in addition to the foregoing, in order to implement the assignment, sale or other disposal of any of the Collateral pursuant to subparagraph 3(d) hereof, the Secured Party may, at any time, pursuant to the authority granted in the Powers of Attorney described in paragraph 4 hereof (such authority becoming effective on the occurrence or continuation as hereinabove provided of an Event of Default), execute and deliver on behalf of Debtor, one or more instruments of assignment of the Patents or Trademarks (or any application or registration thereof), in form suitable for filing, recording or registration in any country. Debtor agrees to pay when due all reasonable costs incurred in any such transfer of the Patents or Trademarks, including any taxes, fees and reasonable attorneys' fees, and all such costs shall be added to the Obligations. The Secured Party may apply the proceeds actually received from any such license, assignment, sale or other disposition to the reasonable costs and expenses thereof, including, without limitation, reasonable attorneys' fees and all legal, travel and other expenses which may be incurred by the Secured Party, and then to the Obligations, in such order as to principal or interest as the Secured Party may desire; and Debtor shall remain liable and will pay the Secured Party on demand any deficiency remaining, together with interest thereon at a rate equal to the highest rate then payable on the Obligations and the balance of any expenses unpaid. Nothing herein contained shall be construed as requiring the Secured Party to take any such action at any time. In the event of any such license, assignment, sale or other disposition of the Collateral, or any of it, after the occurrence or continuation as hereinabove provided of an Event of Default, Debtor shall supply its know-how and expertise relating to the manufacture and sale of the products bearing or in connection with the Trademarks or Patents, and its customer lists and other records relating to the Trademarks or Patents and to the distribution of said products, to the Secured Party or its designee.

      The proceeds of any sale of Collateral, as well as any Collateral consisting of cash, shall be applied by the Secured Party as follows:

      FIRST, to the payment of all reasonable costs and expenses incurred by the Secured Party in connection with such sale or otherwise in connection with this Agreement or any of the Obligations, including, but not limited to, all court costs and the reasonable fees and expenses of its agents and legal counsel, the repayment of all advances made by the Secured Party hereunder on behalf of the Debtor and any other reasonable costs or expenses incurred in connection with the exercise of any right or remedy hereunder;

      SECOND, to the payment in full of unpaid interest on the Class 4 Note;

      THIRD, to the payment in full of unpaid principal on the Class 4 Note;

      FOURTH, to the payment in full of all Obligations (other than those referred to above) owed to the Collateral Trustee; and

      FIFTH, to the Debtor, its successors or assigns, or as a court of competent jurisdiction may otherwise direct.

      4. Concurrently with the execution and delivery hereof, Debtor is executing and delivering to the Secured Party, in the form of Exhibit 3 hereto, five originals of a Power of Attorney for the implementation of the assignment, sale or other disposal of the Trademarks and Patents pursuant to paragraphs 3(d) and (e) hereof and Debtor hereby releases the Secured Party from any claims, causes of action and demands at any time arising out of or with respect to any actions taken or omitted to be taken by the Secured Party under the powers of attorney granted herein, other than actions taken or omitted to be taken through the gross negligence or willful misconduct of the Secured Party.

      5. No provision hereof shall be modified, altered or limited except by a written instrument expressly referring to this Agreement and executed by the party to be charged. The execution and delivery of this Agreement has been authorized by the Board of Directors of Debtor and by any necessary vote or consent of stockholders thereof. This Agreement shall be binding upon the successors, assigns or other legal representatives of Debtor, and shall, together with the rights and remedies of the Secured Party hereunder, inure to the benefit of the Secured Party, its successors, assigns or other legal representatives. THIS AGREEMENT, THE OBLIGATIONS AND THE COLLATERAL SHALL BE GOVERNED IN ALL RESPECTS BY THE LAWS OF THE UNITED STATES AND THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF. Debtor hereby submits to the nonexclusive jurisdiction of the Supreme Court of the State of New York and the federal courts of the United States of America located in such State in any action or proceeding arising under this Agreement. If any term of this Agreement shall be held to be invalid, illegal or unenforceable, the validity of all other terms hereof shall in no way be affected thereby.

      IN WITNESS WHEREOF, Debtor and the Secured Party have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                    ANDOVER TOGS, INC.,


                                    By: /s/ William L. Cohen
                                        ------------------------------
                                    Title: President


                                    M.J. SHERMAN & ASSOCIATES, INC.,
                                          as Collateral Trustee


                                    By: /s/ Oleg Ostrovsky
                                        ------------------------------

                                    Title: V P

                        Schedule A to Security Agreement

                                   TRADEMARKS

I.    Registrations

Title                               Registration Date           Registration No.
-----                               -----------------           ----------------

American Expressions                    09/15/87                  1,457,541

American Gold and
  Design                                10/09/84                  1,200,725

American Style Force                    04/21/87                  1,437,373

Animal Pals                             01/21/86                  1,379,252

Any Moment                              04/12/84                  1,830,833

Any Moment                              07/30/91                  1,652,757

Baby Beepers                            09/02/93                  1,909,342

Beepers                                 09/02/93                  1,893,663

Big Al                                  11/17/87                  1,465,577

Bragabouts                              05/12/87                  1,439,259

Bronx Garage                            02/04/87                  1,430,312

Brooklyn Export Co.                     02/25/86                  1,384,402

Crepe Suzette                           03/05/91                  1,765,289

Dobie and Design                        04/04/89                  1,533,189

Flip Overs                              05/09/89                  1,538,267

Get Togethers                           12/19/89                  1,572,004

Title                               Registration Date           Registration No.
-----                               -----------------           ----------------

Have (Universal
  Prohibition Sign)
  Fear                                  12/15/89                  1,569,586

Have a Heart                            02/11/86                  1,382,447

Hey Kids                                07/04/89                  1,546,515

Hook & Ladder                           02/11/86                  1,382,446

Hot Pursuit and Design                  09/29/81                  1,171,402

Kid America and Design                  07/16/85                  1,349,497

Nu Art                                  07/02/85                  1,346,311

Outburst                                04/10/90                  1,531,024

Starting Gate                           02/17/87                  1,429,345

Style Force                             08/28/86                  1,415,075

Supertex 2000                           12/01/87                  1,467,461

Sweet Knits                             12/21/83                  1,813,000

Sweet Knits                             09/29/92                  1,721,121

Tortoni                                 02/11/86                  1,382,448

U.S. Style Force                        08/19/86                  1,405,910

II.   Pending Applications

Title                              Filing Date               Application No.
-----                              -----------               ---------------

                                      None

                        Schedule B to Security Agreement

                                     PATENTS

I.    Registrations

Title                               Date Issued                  Patent No.
-----                               -----------                  ----------

                                      NONE.

II.   Pending Applications

Title                                Date Filed              Application No.
-----                                ----------              ---------------

                                      NONE.

                        Schedule C to Security Agreement

                                    LICENSES

                                     NONE.

                                                 Exhibit 1 to
                                              Security Agreement

                             ASSIGNMENT FOR SECURITY

                                    (PATENTS)

      WHEREAS, Andover Togs, Inc., a Delaware corporation (herein referred to as "Assignor"), owns the letters patent, and/or applications for letters patent, of the United States, more particularly described on Schedule 1-A annexed hereto as part hereof (the "Patents");

      WHEREAS, Assignor is obligated to M.J. Sherman & Associates, Inc., as Collateral Trustee (as defined in the Plan described below and referred to herein as the "Assignee") for the benefit of the holders of Allowed General Unsecured Claims (as defined in the Plan);

      WHEREAS, pursuant to and in accordance with the terms of the Joint Plan of Reorganization of Andover Togs, Inc., Debtor, Springdale Fashions, Inc., Debtor, Tortoni Manufacturing Corp., Debtor and Stonehenge Financial Corp., Debtor, which was confirmed by the United States Bankruptcy Court for the Southern District of New York on April 10, 1997 (as from time to time amended the "Plan") Assignor has entered into a Security Agreement and Mortgage-Trademarks and Patents dated the date hereof (the "Agreement") in favor of Assignee; and

      WHEREAS, pursuant to the Agreement, Assignor has assigned to Assignee, and granted to Assignee a security interest in, and mortgage on, all right, title and interest of Assignor in and to the Patents, together with any reissue, continuation, continuation-in-part or extension thereof, and all proceeds thereof, including, without limitation, any and all causes of action which may exist by reason of infringement thereof for the full term of the Patents (the "Collateral"), to secure the prompt payment, performance and observance of the Obligations, as defined in the Agreement;

      NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, Assignor does hereby further assign unto Assignee and grant to Assignee a security interest in, and mortgage on, the Collateral to secure the prompt payment, performance and observance of the Obligations.

      Assignor does hereby further acknowledge and affirm that the rights and remedies of Assignee with respect to the assignment of, security interest in and mortgage on the Collateral made and granted hereby are more fully set forth in the Agreement, the terms and provisions of which are hereby incorporated herein by reference as if fully set forth herein.

      Assignee's address is 333 East 68th Street, New York, New York 10021.

      IN WITNESS WHEREOF, Assignor has caused this Assignment to be duly executed by its officer thereunto duly authorized as of the ____ day of May, 1997.

                                    ANDOVER TOGS, INC.


                                    By:
                                        --------------------------------

                                    Title:
                                           -----------------------------

                     SCHEDULE 1-A TO ASSIGNMENT FOR SECURITY

                                     PATENTS

I.    Registrations

Title                                   Date Issued                   Patent No.
-----                                   -----------                   ----------

II.   Pending Applications

Title                                   Date Filed               Application No.
-----                                   ----------               ---------------

                                                   Exhibit 2 to
                                                Security Agreement

                             ASSIGNMENT FOR SECURITY

                                  (TRADEMARKS)

      WHEREAS, Andover Togs, Inc., a Delaware corporation (herein referred to as "Assignor"), owns the letters patent, and/or applications for letters patent, of the United States, more particularly described on Schedule 1-A annexed hereto as part hereof (the "Patents");

      WHEREAS, Assignor is obligated to M.J. Sherman & Associates, Inc., as Collateral Trustee (as defined in the Plan described below and referred to herein as the "Assignee") for the benefit of the holders of Allowed General Unsecured Claims (as defined in the Plan);

      WHEREAS, pursuant to and in accordance with the terms of the Joint Plan of Reorganization of Andover Togs, Inc., Debtor, Springdale Fashions, Inc., Debtor, Tortoni Manufacturing Corp., Debtor and Stonehenge Financial Corp., Debtor, which was confirmed by the United States Bankruptcy Court for the Southern District of New York on April 10, 1997 (as from time to time amended, the "Plan"), Assignor has entered into a Security Agreement and Mortgage-Trademarks and Patents dated the date hereof (the "Agreement") in favor of Assignee; and

      WHEREAS, pursuant to the Agreement, Assignor has assigned to Assignee, and granted to Assignee a security interest in, and mortgage on, all right, title and interest of Assignor in and to the Trademarks, together with the goodwill of the business symbolized by the Trademarks and the applications therefor and registrations thereof, and all proceeds thereof, including, without limitation, any and all causes of action which may exist by reason of infringement thereof (the "Collateral"), to secure the prompt payment, performance and observance of the Obligations, as defined in the Agreement;

      NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, Assignor does hereby further assign unto Assignee and grant to Assignee a security interest in, and mortgage on, the Collateral to secure the prompt payment, performance and observance of the Obligations.

      Assignor does hereby further acknowledge and affirm that the rights and remedies of Assignee with respect to the assignment of, security interest in and mortgage on the goodwill of the business symbolized by the Trademarks and the applications and reregistrations thereof. Collateral made and granted hereby are more fully set forth in the Agreement, the terms and provisions of which are hereby incorporated herein by reference as if fully set forth herein.

      Assignee's address is 333 East 68th Street, New York, New York 10021.

      IN WITNESS WHEREOF, Assignor has caused this Assignment to be duly executed by its officer thereunto duly authorized as of the ____ day of May, 1997.

                                    ANDOVER TOGS, INC.


                                    By:
                                        -----------------------------
                                    Title:
                                          ---------------------------

                     SCHEDULE 2-A TO ASSIGNMENT FOR SECURITY

                                   TRADEMARKS

I.    Registrations

Trademark                                      Reg. Date                Reg. No.
---------                                      ---------                --------

II.   Pending Applications

Trademark                                 Filing Date            Application No.
---------                                 -----------            ---------------

                                                 Exhibit 3 to
                                              Security Agreement

                            SPECIAL POWER OF ATTORNEY

STATE OF NEW YORK   )
                    )  ss.:
COUNTY OF NEW YORK  )

      KNOW ALL MEN BY THESE PRESENTS, THAT Springdale Fashions, Inc., a Delaware corporation (hereinafter called "Assignor"), hereby appoints and constitutes M.J. Sherman & Associates, Inc., as Collateral Trustee (as defined in the Plan described below and referred to herein as the "Assignee") for the benefit of the holders of Allowed General Unsecured Claims (as defined in the Plan), its true and lawful attorney, with full power of substitution, and with full power and authority to perform the following acts on behalf of Assignor:

            1. For the purpose of assigning, selling, licensing or otherwise disposing of all right, title and interest of Assignor in and to any letters patent of the United States or any other country or political subdivision thereof, and all registrations, recordings, reissues, continuations, continuations-in-part and extensions thereof, and all pending applications therefor, and for the purpose of the recording, registering and filing of, or accomplishing any other formality with respect to, the foregoing, to execute and deliver any and all agreements, documents, instruments of assignment or other papers necessary or advisable to effect such purpose;

            2. For the purpose of assigning, selling, licensing or otherwise disposing of all right, title and interest of Assignor in and to any trademarks, trade names, trade styles and service marks, and all registrations, recordings, reissues, extensions and renewals thereof, and all pending applications therefor, and for the purpose of the recording, registering and filing of, or accomplishing any other formality with respect to, the foregoing, to execute and deliver any and all agreements, documents, instruments of assignment or other papers necessary or advisable to effect such purpose;

            3. To execute any and all documents, statements, certificates or other papers necessary or advisable in order to obtain the purposes described above as Assignee may in its sole discretion determine.

      This power of attorney is made pursuant to a Security Agreement and Mortgage - Trademarks and Patents, dated the date hereof, between Assignor and Assignee (the "Agreement") and takes effect solely for the purposes of paragraph 3 thereof and is subject to the conditions thereof and may not be revoked until the payment in full of all "Obligations" as defined in such Security Agreement and Mortgage.

      Assignor and Assignee entered into the Agreement pursuant to and in accordance with the terms of the Joint Plan of Reorganization of Andover Togs, Inc., Debtor, Springdale Fashions, Inc., Debtor, Tortoni Manufacturing Corp., Debtor and Stonehenge Financial Corp., Debtor, which was confirmed by the United States Bankruptcy Court for the Southern District of New York on April 10, 1997 (as from time to time amended the "Plan").

Dated: May __, 1997

[Corporate Seal]                          ANDOVER TOGS, INC.


                                          By:
                                             -----------------------------
                                          Title:
                                                --------------------------

STATE OF NEW YORK   )
                    )  ss.:
COUNTY OF NEW YORK  )

      On this ____ day of May, 1997, before me personally appeared William Cohen, to me known, who, being by me duly sworn, did depose and say that he resides at 15 Middle Lane, East Hampton, N.Y. and that he is President of Andover Togs, Inc., the Delaware corporation described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was affixed pursuant to authority of the Board of Directors of said corporation, and that he signed his name thereto pursuant to such authority.


                                         ---------------------------
                                                Notary Public

                             ASSIGNMENT FOR SECURITY

                                    (PATENTS)

      WHEREAS, Andover Togs, Inc., a Delaware corporation (herein referred to as "Assignor"), owns the letters patent, and/or applications for letters patent, of the United States, more particularly described on Schedule 1-A annexed hereto as part hereof (the "Patents");

      WHEREAS, Assignor is obligated to M.J. Sherman & Associates, Inc., as Collateral Trustee (as defined in the Plan described below and referred to herein as the "Assignee") for the benefit of the holders of Allowed General Unsecured Claims (as defined in the Plan);

      WHEREAS, pursuant to and in accordance with the terms of the Joint Plan of Reorganization of Andover Togs, Inc., Debtor, Springdale Fashions, Inc., Debtor, Tortoni Manufacturing Corp., Debtor and Stonehenge Financial Corp., Debtor, which was confirmed by the United States Bankruptcy Court for the Southern District of New York on April 10, 1997 (as from time to time amended the "Plan") Assignor has entered into a Security Agreement and Mortgage-Trademarks and Patents dated the date hereof (the "Agreement") in favor of Assignee; and

      WHEREAS, pursuant to the Agreement, Assignor has assigned to Assignee, and granted to Assignee a security interest in, and mortgage on, all right, title and interest of Assignor in and to the Patents, together with any reissue, continuation, continuation-in-part or extension thereof, and all proceeds thereof, including, without limitation, any and all causes of action which may exist by reason of infringement thereof for the full term of the Patents (the "Collateral"), to secure the prompt payment, performance and observance of the Obligations, as defined in the Agreement;

      NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, Assignor does hereby further assign unto Assignee and grant to Assignee a security interest in, and mortgage on, the Collateral to secure the prompt payment, performance and observance of the Obligations.

      Assignor does hereby further acknowledge and affirm that the rights and remedies of Assignee with respect to the assignment of, security interest in and mortgage on the Collateral made and granted hereby are more fully set forth in the Agreement, the terms and provisions of which are hereby incorporated herein by reference as if fully set forth herein.

      Assignee's address is 333 East 68th Street, New York, New York 10021.

      IN WITNESS WHEREOF, Assignor has caused this Assignment to be duly executed by its officer thereunto duly authorized as of the 12th day of May, 1997.

                                    ANDOVER TOGS, INC.


                                    By: /s/ William L. Cohen
                                        --------------------------------

                                    Title: President
                                           -----------------------------

                     SCHEDULE 1-A TO ASSIGNMENT FOR SECURITY

                                     PATENTS

I.    Registrations

Title                               Date Issued                   Patent No.
-----                               -----------                   ----------

                                      NONE

II.   Pending Applications

Title                               Date Filed               Application No.
-----                               ----------               ---------------

                                      NONE


                                        1



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